T. Rowe Price Media & Telecommunications Fund, Inc.

T. Rowe Price Industry-Focused Equity Funds

Supplement to prospectuses dated May 1, 2009

The Portfolio Management paragraphs in Section 3 of the prospectuses are amended to reflect the following change:

Effective October 1, 2009, Daniel Martino will replace Henry M. Ellenbogen as Chairman of the Investment Advisory Committee for the Media & Telecommunications Fund. Mr. Martino joined T. Rowe Price in 2006 and his investment experience dates from 1997. Prior to joining T. Rowe Price, he was a research analyst and co-portfolio manager with Taurus Asset Management (beginning in 2006), Onex Public Markets Group (beginning in 2005), and MFS Investment Management (beginning in 2002).

The date of this supplement is June 30, 2009.

F121-041 6/30/09